SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
             ____________________________________________________

                                FORM 8-K
                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                            December 30, 2004
              Date of Report (Date of earliest event reported)
            ____________________________________________________

                       iWORLD PROJECTS & SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)

                        SILESIA ENTERPRISES, INC.
                 (Former Name if changed since last report)

                               814-00689
                          (Commission File No.)

                                Nevada
               (State or other jurisdiction of incorporation)

                              88-0492267
                  (IRS Employer Identification Number)

   520 South Fourth Avenue, Louisville, KY                40202-2577
 (Address of principal executive offices)                 (ZIP Code)

                              (505) 515-1680
                  (Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    _____________________________________________________________









Item 5.	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective December 30, 2004, Silesia Enterprises, the former registrant, merged into Organic Solutions, Inc., a Nevada corporation, which was the surviving entity in the merger. As a result of the merger, the Articles of Incorporation and By-Laws of Organic Solutions, Inc. continued as the Articles of Incorporation and By-Laws, except that the Articles of Incorporation were amended to change the name of the surviving entity to iWorld Projects & Systems, Inc.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  None

(b)  None


(c)  Exhibits

1	Agreement and Plan of Merger between Silesia Enterprises, Inc. and
Organic Solutions, Inc. dated December 27, 2004.

2	Amendment to Articles of Incorporation of Organic Solutions, Inc,
Changing name to iWorld Projects & Systems, Inc. dated December 30, 2004.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Louisville, KY, this 3rd day of January, 2005

iWorld Projects & Systems, Inc.

By: __/s/ James Reskin___________
    James Reskin, Chief Executive Officer